Exhibit 99.1

INVESTOR CONTACT
Jocelyn Kukulka, 469.399.8544
jocelyn.kukulka@texascapital.com

Dallas, TX - July 22, 2026
TEXAS CAPITAL BANCSHARES, INC. ANNOUNCES SECOND QUARTER 2026 RESULTS
Second quarter 2026 net income available to common stockholders of $80.6 million, up 10% year-over-year
Record-level fee income(5), up 29% year-over-year
Record-level Book Value and Tangible Book Value(4) per share, both increasing 10% year-over-year
Capital ratios continue to be strong, achieving 12.1% CET1 and 14.7% Total Capital
“Double-digit year-over-year growth in earnings per share and book value per share, combined with strong capital ratios and operational efficiency, reflect another quarter of consistently improving financial performance earned through continued focus on delivering for our clients,” said Rob C. Holmes, Chairman, President & CEO. “The durability of our platform, diversity of our solution set, and dedication of our teams, position us to sustain momentum through the remainder of the year.”

	2nd Quarter	1st Quarter	2nd Quarter
(dollars in thousands except per share data)	2026	2026	2025
Summary Income Statement
Net interest income	$260,377	$254,719	$253,395
Non-interest income	75,118	69,266	54,069
Total revenue	335,495	323,985	307,464
Non-interest expense	205,493	213,568	190,276
Pre-provision net revenue(1)	130,002	110,417	117,188

Provision for credit losses	18,000	16,000	15,000
Net income available to common stockholders	80,636	69,475	73,016

Non-interest income, adjusted(2)	$75,118	$69,266	$55,955
Total revenue, adjusted(2)	335,495	323,985	309,350
Non-interest expense, adjusted(2)	202,772	212,167	188,875
Pre-provision net revenue, adjusted(1)(2)	132,723	111,818	120,475
Net income to common stockholders, adjusted(2)	82,698	70,537	75,529

Key Metrics
Diluted earnings per common share	$1.83	$1.56	$1.58
Diluted earnings per common share, adjusted(2)	$1.88	$1.58	$1.63
Return on average assets	1.03%	0.95%	0.99%
Return on average assets, adjusted(2)	1.06%	0.97%	1.02%
Return on average common equity	9.56%	8.35%	9.17%
Return on average common equity, adjusted(2)	9.80%	8.48%	9.48%
Efficiency ratio(3)	61.3%	65.9%	61.9%
Efficiency ratio, adjusted(2)(3)	60.4%	65.5%	61.1%
Net interest margin	3.28%	3.43%	3.35%
Book value per share	$77.01	$75.71	$70.17
Tangible book value per share(4)	$76.98	$75.67	$70.14
Common Equity Tier 1 ratio	12.1%	12.0%	11.4%

Balance Sheet
Total assets	$33,913,361	$33,486,484	$31,943,535
Loans held for investment	18,563,845	18,217,976	18,035,945
Loans held for investment, mortgage finance	6,383,381	6,961,686	5,889,589
Total deposits	28,911,388	28,516,688	26,064,309
Stockholders’ equity	3,647,707	3,606,207	3,510,070

(1)    Net interest income plus non-interest income, less non-interest expense.
(2)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.
(3)    Non-interest expense divided by the sum of net interest income and non-interest income.
(4)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(5)    Includes service charges on deposit accounts, wealth management and trust fee income, investment banking and advisory fees and trading income.

SECOND QUARTER 2026 COMPARED TO FIRST QUARTER 2026
For the second quarter of 2026, net income available to common stockholders was $80.6 million, or $1.83 per diluted share, compared to $69.5 million, or $1.56 per diluted share, for the first quarter of 2026.
Provision for credit losses for the second quarter of 2026 was $18.0 million, compared to $16.0 million for the first quarter of 2026. The $18.0 million provision for credit losses recorded in the second quarter of 2026 resulted primarily from an increase in criticized loans and $16.1 million in net charge-offs.
Net interest income increased to $260.4 million for the second quarter of 2026, compared to $254.7 million for the first quarter of 2026, primarily due to an increase in average earning assets, partially offset by an increase in average interest bearing deposits. Net interest margin for the second quarter of 2026 was 3.28%, a decrease of 15 basis points from the first quarter of 2026. Loans held for investment (“LHI”), excluding mortgage finance, yields decreased 2 basis points from the first quarter of 2026 and LHI, mortgage finance, yields increased 7 basis points from the first quarter of 2026. Total cost of deposits was 2.40% for the second quarter of 2026, a 2 basis point increase from the first quarter of 2026.
Non-interest income for the second quarter of 2026 increased $5.9 million compared to the first quarter of 2026 primarily due to increases in trading income and other non-interest income.
Non-interest expense for the second quarter of 2026 decreased $8.1 million compared to the first quarter of 2026, primarily due to a decrease in salaries and benefits, primarily as a result of the effect of seasonal payroll expenses that peak in the first quarter, partially offset by increases in legal and professional, communications and technology, and other non-interest expense.
SECOND QUARTER 2026 COMPARED TO SECOND QUARTER 2025
Net income available to common stockholders was $80.6 million, or $1.83 per diluted share, for the second quarter of 2026, compared to $73.0 million, or $1.58 per diluted share, for the second quarter of 2025.
The second quarter of 2026 included a $18.0 million provision for credit losses, reflecting a linked quarter increase in criticized loans and $16.1 million in net charge-offs, compared to a $15.0 million provision for credit losses for the second quarter of 2025.
Net interest income increased to $260.4 million for the second quarter of 2026, compared to $253.4 million for the second quarter of 2025, primarily due to an increase in average earning assets and a decrease in funding costs, partially offset by a decrease in earning asset yields and an increase in average interest bearing deposits. Net interest margin increased 8 basis points to 3.28% for the second quarter of 2026, as compared to the second quarter of 2025. LHI, excluding mortgage finance, yields decreased 20 basis points compared to the second quarter of 2025 and LHI, mortgage finance yields decreased 18 basis points from the second quarter of 2025. Total cost of deposits decreased 31 basis points compared to the second quarter of 2025.
Non-interest income for the second quarter of 2026 increased $21.0 million compared to the second quarter of 2025 primarily due to increases in wealth management and trust fee income, investment banking and advisory fees, trading income and other non-interest income, as well as the absence of a $1.9 million loss on sale of available-for sale debt securities recognized in the second quarter of 2025.
Non-interest expense for the second quarter of 2026 increased $15.2 million compared to the second quarter of 2025, primarily due to increases in salaries and benefits, marketing, legal and professional, communications and technology, and other non-interest expense.
CREDIT QUALITY
Net charge-offs of $16.1 million were recorded during the second quarter of 2026, compared to net charge-offs of $17.4 million and $13.0 million during the first quarter of 2026 and the second quarter of 2025, respectively. Criticized loans totaled $696.3 million at June 30, 2026, compared to $650.6 million at March 31, 2026 and $637.5 million at June 30, 2025. Non-accrual LHI totaled $124.0 million at June 30, 2026, compared to $144.9 million at March 31, 2026 and $113.6 million at June 30, 2025. The ratio of non-accrual LHI to total LHI for the second quarter of 2026 was 0.50%, compared to 0.58% for the first quarter of 2026 and 0.47% for the second quarter of 2025. The ratio of total allowance for credit losses to total LHI was 1.34% at June 30, 2026, compared to 1.32% and 1.40% at March 31, 2026 and June 30, 2025, respectively.
REGULATORY RATIOS AND CAPITAL
All regulatory ratios continue to be in excess of “well capitalized” requirements as of June 30, 2026. CET1, tier 1 capital, total capital and leverage ratios were 12.1%, 13.5%, 14.7% and 11.6%, respectively, at June 30, 2026, compared to 12.0%, 13.4%, 15.9% and 12.1%, respectively, at March 31, 2026 and 11.4%, 12.9%, 15.3% and 11.8%, respectively, at June 30, 2025. At June 30, 2026, our ratio of tangible common equity to total tangible assets was 9.9%, compared to 9.9% at March 31, 2026 and 10.1% at June 30, 2025.
During the second quarter of 2026, the Company repurchased 239,348 shares of its common stock for an aggregate purchase price, including excise tax expense, of $23.6 million, at a weighted average price of $97.63 per share.
PREFERRED AND COMMON DIVIDEND
Texas Capital Bancshares, Inc. and its board of directors declared and announced a cash dividend of $14.375 per share of the 5.75% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), equivalent to $0.359375 per depositary share, each representing a 1/40th interest in a share of the Series B Preferred Stock. The depositary shares are traded on the NASDAQ under the symbol “TCBIO.” The dividend is payable on September 15, 2026, to holders of record at the close of business on September 1, 2026.
Texas Capital Bancshares, Inc. and its board of directors declared and announced a cash dividend of $0.20 per common share. The common shares are traded on the NASDAQ under the symbol “TCBI.” The dividend is payable on September 15, 2026, to holders of record at the close of business on September 1, 2026.
About Texas Capital Bancshares, Inc.
Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 2000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank (“TCB”). Texas Capital is the collective brand name for TCB and its separate, non-bank affiliates and wholly-owned subsidiaries. Texas Capital is a full-service financial services firm that delivers customized solutions to businesses, entrepreneurs and individual customers. Founded in 1998, the institution is headquartered in Dallas with offices in Austin, Houston, San Antonio and Fort Worth, and has built a network of clients across the country. With the ability to service clients through their entire lifecycles, Texas Capital has established commercial banking, consumer banking, investment banking and wealth management capabilities. All services are subject to applicable laws, regulations, and service terms. Deposit and lending products and services are offered by TCB. For deposit products, member FDIC. For more information, please visit www.texascapital.com.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including trade policies, geopolitical conflicts, inflation, including increased energy costs, unemployment rates and interest rates; TCBI’s ability to innovate, to anticipate the needs of our current and future customers and to manage increased or expanded competition from banks and other financial service providers in TCBI’s markets; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business, products and services; risks related to potential strategic acquisitions, including the risk that TCBI may not be able to consummate acquisitions on favorable terms, if at all, and the risk that TCBI may not realize the anticipated benefits from acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, outages, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; TCBI’s ability to manage any unexpected outflows of uninsured deposits and avoid selling investment securities or other assets at an unfavorable time or at a loss; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; the failure to identify, attract and retain key personnel and other employees and to engage in adequate succession planning; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(dollars in thousands except per share data)
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2026	2026	2025	2025	2025
CONSOLIDATED STATEMENTS OF INCOME
Interest income	$439,930	$419,094	$444,314	$460,615	$439,567
Interest expense	179,553	164,375	176,877	188,844	186,172
Net interest income	260,377	254,719	267,437	271,771	253,395
Provision for credit losses	18,000	16,000	11,000	12,000	15,000
Net interest income after provision for credit losses	242,377	238,719	256,437	259,771	238,395
Non-interest income	75,118	69,266	60,046	68,583	54,069
Non-interest expense	205,493	213,568	184,198	190,575	190,276
Income before income taxes	112,002	94,417	132,285	137,779	102,188
Income tax expense	27,054	20,629	31,626	32,569	24,860
Net income	84,948	73,788	100,659	105,210	77,328
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312
Net income available to common stockholders	$80,636	$69,475	$96,347	$100,897	$73,016
Diluted earnings per common share	$1.83	$1.56	$2.12	$2.18	$1.58
Diluted common shares	44,062,419	44,601,129	45,509,370	46,233,167	46,215,394
CONSOLIDATED BALANCE SHEET DATA
Total assets	$33,913,361	$33,486,484	$31,540,274	$32,536,980	$31,943,535
Loans held for investment	18,563,845	18,217,976	17,976,183	18,134,059	18,035,945
Loans held for investment, mortgage finance	6,383,381	6,961,686	6,064,019	6,057,804	5,889,589
Loans held for sale	—	21,333	4,361	—	—
Interest bearing cash and cash equivalents	3,488,756	2,702,183	1,897,803	2,852,387	2,507,691
Debt and equity securities	4,564,584	4,673,355	4,723,099	4,601,654	4,608,628
Non-interest bearing deposits	7,573,788	7,634,618	6,959,097	7,689,598	7,718,006
Total deposits	28,911,388	28,516,688	26,448,767	27,505,398	26,064,309
Short-term borrowings	350,000	—	330,000	275,000	1,250,000
Long-term debt	500,859	878,293	620,575	620,416	620,256
Stockholders’ equity	3,647,707	3,606,207	3,631,382	3,637,098	3,510,070

End of period shares outstanding	43,470,167	43,671,305	44,253,688	45,679,863	45,746,836
Book value per share	$77.01	$75.71	$75.28	$73.05	$70.17
Tangible book value per share(1)	$76.98	$75.67	$75.25	$73.02	$70.14
SELECTED FINANCIAL RATIOS
Net interest margin	3.28%	3.43%	3.38%	3.47%	3.35%
Return on average assets	1.03%	0.95%	1.22%	1.30%	0.99%
Return on average assets, adjusted(4)	1.06%	0.97%	1.20%	1.30%	1.02%
Return on average common equity	9.56%	8.35%	11.18%	12.04%	9.17%
Return on average common equity, adjusted(4)	9.80%	8.48%	10.98%	12.04%	9.48%
Efficiency ratio(2)	61.3%	65.9%	56.2%	56.0%	61.9%
Efficiency ratio, adjusted(2)(4)	60.4%	65.5%	56.9%	56.0%	61.1%
Non-interest income to average earning assets	0.95%	0.93%	0.76%	0.88%	0.72%
Non-interest income to average earning assets, adjusted(4)	0.95%	0.93%	0.76%	0.88%	0.74%
Non-interest expense to average earning assets	2.59%	2.87%	2.33%	2.44%	2.52%
Non-interest expense to average earning assets, adjusted(4)	2.55%	2.85%	2.35%	2.44%	2.50%
Common equity to total assets	9.9%	9.9%	10.6%	10.3%	10.1%
Tangible common equity to total tangible assets(3)	9.9%	9.9%	10.6%	10.3%	10.1%
Common Equity Tier 1 ratio	12.1%	12.0%	12.1%	12.1%	11.4%
Tier 1 capital ratio	13.5%	13.4%	13.6%	13.6%	12.9%
Total capital ratio	14.7%	15.9%	16.1%	16.1%	15.3%
Leverage ratio	11.6%	12.1%	11.7%	11.9%	11.8%
(1)     Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end.
(2)    Non-interest expense divided by the sum of net interest income and non-interest income.
(3)    Stockholders’ equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles.
(4)    These adjusted measures are non-GAAP measures. Please refer to “GAAP to Non-GAAP Reconciliations” for the computations of these adjusted measures and the reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(dollars in thousands)
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Assets
Cash and due from banks	$209,512	$254,428	$201,315	$212,438	$182,451
Interest bearing cash and cash equivalents	3,488,756	2,702,183	1,897,803	2,852,387	2,507,691
Available-for-sale debt securities	3,826,284	3,913,855	3,951,455	3,801,261	3,774,141
Held-to-maturity debt securities	692,332	709,594	725,722	743,120	761,907
Equity securities	43,429	42,024	41,998	55,054	68,692
Trading debt securities	2,539	7,882	3,924	2,219	3,888
Debt and equity securities	4,564,584	4,673,355	4,723,099	4,601,654	4,608,628
Loans held for sale	—	21,333	4,361	—	—
Loans held for investment, mortgage finance	6,383,381	6,961,686	6,064,019	6,057,804	5,889,589
Loans held for investment	18,563,845	18,217,976	17,976,183	18,134,059	18,035,945
Less: Allowance for credit losses on loans	268,268	270,441	270,557	274,026	277,648
Loans held for investment, net	24,678,958	24,909,221	23,769,645	23,917,837	23,647,886
Premises and equipment, net	91,852	85,698	88,003	88,348	86,831
Accrued interest receivable and other assets	878,203	838,770	854,552	862,820	908,552
Goodwill and intangibles, net	1,496	1,496	1,496	1,496	1,496
Total assets	$33,913,361	$33,486,484	$31,540,274	$32,536,980	$31,943,535

Liabilities and Stockholders’ Equity
Liabilities:
Non-interest bearing deposits	$7,573,788	$7,634,618	$6,959,097	$7,689,598	$7,718,006
Interest bearing deposits	21,337,600	20,882,070	19,489,670	19,815,800	18,346,303
Total deposits	28,911,388	28,516,688	26,448,767	27,505,398	26,064,309
Accrued interest payable	19,291	9,420	6,716	9,360	14,120
Other liabilities	484,116	475,876	502,834	489,708	484,780
Short-term borrowings	350,000	—	330,000	275,000	1,250,000
Long-term debt	500,859	878,293	620,575	620,416	620,256
Total liabilities	30,265,654	29,880,277	27,908,892	28,899,882	28,433,465

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares - 10,000,000
Issued shares(1)	300,000	300,000	300,000	300,000	300,000
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares(2)	520	520	518	518	517
Additional paid-in capital	1,082,419	1,077,139	1,074,496	1,069,582	1,065,083
Retained earnings	2,950,049	2,878,120	2,808,645	2,712,298	2,611,401
Treasury stock(3)	(586,401)	(562,833)	(487,692)	(361,076)	(354,000)
Accumulated other comprehensive loss, net of taxes	(98,880)	(86,739)	(64,585)	(84,224)	(112,931)
Total stockholders’ equity	3,647,707	3,606,207	3,631,382	3,637,098	3,510,070
Total liabilities and stockholders’ equity	$33,913,361	$33,486,484	$31,540,274	$32,536,980	$31,943,535

(1) Preferred stock - issued shares	300,000	300,000	300,000	300,000	300,000
(2) Common stock - issued shares	52,012,706	51,974,496	51,786,456	51,767,419	51,747,305
(3) Treasury stock - shares at cost	8,542,539	8,303,191	7,532,768	6,087,556	6,000,469

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(dollars in thousands except per share data)

	2nd Quarter 2026	1st Quarter 2026	4th Quarter 2025	3rd Quarter 2025	2nd Quarter 2025	2nd Quarter YTD 2026	2nd Quarter YTD 2025
Interest income
Interest and fees on loans	$368,416	$348,020	$367,481	$379,017	$364,358	$716,436	$698,508
Debt and equity securities	46,307	49,590	47,012	49,396	45,991	95,897	92,556
Interest bearing cash and cash equivalents	25,207	21,484	29,821	32,202	29,218	46,691	75,792
Total interest income	439,930	419,094	444,314	460,615	439,567	859,024	866,856
Interest expense
Deposits	167,027	153,904	167,259	180,779	174,798	320,931	349,734
Short-term borrowings	3,552	2,360	2,153	534	3,444	5,912	11,690
Long-term debt	8,974	8,111	7,465	7,531	7,930	17,085	16,003
Total interest expense	179,553	164,375	176,877	188,844	186,172	343,928	377,427
Net interest income	260,377	254,719	267,437	271,771	253,395	515,096	489,429
Provision for credit losses	18,000	16,000	11,000	12,000	15,000	34,000	32,000
Net interest income after provision for credit losses	242,377	238,719	256,437	259,771	238,395	481,096	457,429
Non-interest income
Service charges on deposit accounts	8,853	9,223	8,411	8,111	8,182	18,076	16,022
Wealth management and trust fee income	5,136	4,388	4,216	3,989	3,730	9,524	7,694
Brokered loan fees	2,103	2,006	2,467	2,419	2,398	4,109	4,347
Investment banking and advisory fees	31,522	32,016	30,015	33,985	24,109	63,538	40,587
Trading income	11,313	10,251	6,020	7,238	7,896	21,564	13,835
Available-for-sale debt securities gains/(losses), net	—	—	—	—	(1,886)	—	(1,886)
Other	16,191	11,382	8,917	12,841	9,640	27,573	17,914
Total non-interest income	75,118	69,266	60,046	68,583	54,069	144,384	98,513
Non-interest expense
Salaries and benefits	123,339	139,347	108,851	119,856	120,154	262,686	251,795
Occupancy expense	12,359	12,405	12,803	11,828	12,144	24,764	22,988
Marketing	4,786	4,972	5,404	3,412	3,624	9,758	8,633
Legal and professional	14,700	11,980	11,580	12,474	11,069	26,680	26,058
Communications and technology	28,494	27,172	26,303	24,594	24,314	55,666	47,956
Federal Deposit Insurance Corporation insurance assessment	4,586	4,877	2,276	5,198	5,096	9,463	10,437
Other	17,229	12,815	16,981	13,213	13,875	30,044	25,429
Total non-interest expense	205,493	213,568	184,198	190,575	190,276	419,061	393,296
Income before income taxes	112,002	94,417	132,285	137,779	102,188	206,419	162,646
Income tax expense	27,054	20,629	31,626	32,569	24,860	47,683	38,271
Net income	84,948	73,788	100,659	105,210	77,328	158,736	124,375
Preferred stock dividends	4,312	4,313	4,312	4,313	4,312	8,625	8,625
Net income available to common stockholders	$80,636	$69,475	$96,347	$100,897	$73,016	$150,111	$115,750

Basic earnings per common share	$1.85	$1.58	$2.14	$2.21	$1.59	$3.42	$2.52
Diluted earnings per common share	$1.83	$1.56	$2.12	$2.18	$1.58	$3.39	$2.49

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF CREDIT LOSS EXPERIENCE
(dollars in thousands)
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2026	2026	2025	2025	2025
Allowance for credit losses on loans:
Beginning balance	$270,441	$270,557	$274,026	$277,648	$278,379
Loans charged-off:
Commercial	9,998	17,489	14,417	13,794	13,020
Commercial real estate	7,098	—	524	—	431
Total charge-offs	17,096	17,489	14,941	13,794	13,451
Recoveries:
Commercial	822	131	4,202	50	486
Commercial real estate	184	—	—	—	—
Consumer	7	—	12	4	—
Total recoveries	1,013	131	4,214	54	486
Net charge-offs	16,083	17,358	10,727	13,740	12,965
Provision for credit losses on loans	13,910	17,242	7,258	10,118	12,234
Ending balance	$268,268	$270,441	$270,557	$274,026	$277,648

Allowance for off-balance sheet credit losses:
Beginning balance	$61,013	$62,255	$58,513	$56,631	$53,865
Provision for off-balance sheet credit losses	4,090	(1,242)	3,742	1,882	2,766
Ending balance	$65,103	$61,013	$62,255	$58,513	$56,631

Total allowance for credit losses	$333,371	$331,454	$332,812	$332,539	$334,279
Total provision for credit losses	$18,000	$16,000	$11,000	$12,000	$15,000

Allowance for credit losses on loans to total loans held for investment	1.08%	1.07%	1.13%	1.13%	1.16%
Allowance for credit losses on loans to average total loans held for investment	1.08%	1.16%	1.12%	1.15%	1.19%
Net charge-offs to average total loans held for investment(1)	0.26%	0.30%	0.18%	0.23%	0.22%
Net charge-offs to average total loans held for investment for last 12 months(1)	0.24%	0.23%	0.20%	0.21%	0.18%
Total provision for credit losses to average total loans held for investment(1)	0.29%	0.28%	0.18%	0.20%	0.26%
Total allowance for credit losses to total loans held for investment	1.34%	1.32%	1.38%	1.37%	1.40%
(1)Interim period ratios are annualized.

TEXAS CAPITAL BANCSHARES, INC.
NON-PERFORMING ASSETS, PAST DUE LOANS AND CRITICIZED LOANS
(dollars in thousands)
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2026	2026	2025	2025	2025
NON-PERFORMING ASSETS
Non-accrual loans held for investment	$123,981	$144,947	$116,880	$96,084	$113,609
Non-accrual loans held for sale(1)	—	21,333	4,361	—	—
Other real estate owned	—	—	—	—	—
Total non-performing assets	$123,981	$166,280	$121,241	$96,084	$113,609

Non-accrual loans held for investment to total loans held for investment	0.50%	0.58%	0.49%	0.40%	0.47%
Total non-performing assets to total assets	0.37%	0.50%	0.38%	0.30%	0.36%
Allowance for credit losses on loans to non-accrual loans held for investment	2.2x	1.9x	2.3x	2.9x	2.4x
Total allowance for credit losses to non-accrual loans held for investment	2.7x	2.3x	2.8x	3.5x	2.9x

LOANS PAST DUE
Loans held for investment past due 90 days and still accruing	$451	$18,030	$19,353	$126	$2,068
Loans held for investment past due 90 days to total loans held for investment	—%	0.07%	0.08%	—%	0.01%
Loans held for sale past due 90 days and still accruing	$—	$—	$—	$—	$—

CRITICIZED LOANS
Criticized loans	$696,326	$650,615	$634,919	$529,732	$637,462
Criticized loans to total loans held for investment	2.79%	2.58%	2.64%	2.19%	2.66%
Special mention loans	$479,341	$366,422	$346,643	$249,592	$339,923
Special mention loans to total loans held for investment	1.92%	1.46%	1.44%	1.03%	1.42%
(1)First quarter 2026 and fourth quarter 2025 includes non-accrual loans previously reported in loans held for investment that were transferred at fair value to held for sale as of March 31, 2026 and December 31, 2025, respectively.

TEXAS CAPITAL BANCSHARES, INC.
TAXABLE EQUIVALENT NET INTEREST INCOME ANALYSIS (UNAUDITED)(1)
(dollars in thousands)
	2nd Quarter 2026			1st Quarter 2026			2nd Quarter 2025			YTD June 30, 2026			YTD June 30, 2025
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Debt and equity securities(2)	$4,544,249	$46,317	4.03%	$4,635,471	$49,598	4.30%	$4,573,164	$45,999	3.93%	$4,589,608	$95,915	4.17%	$4,518,822	$92,564	4.01%
Interest bearing cash and cash equivalents	2,777,654	25,207	3.64%	2,419,518	21,484	3.60%	2,661,037	29,218	4.40%	2,599,575	46,691	3.62%	3,454,011	75,792	4.43%
Loans held for sale(3)	3,080	4	0.54%	3,096	—	—%	—	—	—%	3,088	4	0.27%	167	2	2.97%
Loans held for investment, mortgage finance	6,309,596	63,862	4.06%	5,239,103	51,573	3.99%	5,327,559	58,707	4.42%	5,777,306	115,435	4.03%	4,653,577	97,234	4.21%
Loans held for investment(3)	18,490,750	305,403	6.62%	18,172,432	297,352	6.64%	18,018,626	306,142	6.81%	18,332,470	602,755	6.63%	17,774,206	602,233	6.83%
Less: Allowance for credit losses on loans	271,925	—	—%	268,422	—	—	278,035	—	—%	270,183	—	—	275,411	—	—
Loans held for investment, net	24,528,421	369,265	6.04%	23,143,113	348,925	6.11%	23,068,150	364,849	6.34%	23,839,593	718,190	6.08%	22,152,372	699,467	6.37%
Total earning assets	31,853,404	440,793	5.54%	30,201,198	420,007	5.63%	30,302,351	440,066	5.80%	31,031,864	860,800	5.58%	30,125,372	867,825	5.78%
Cash and other assets	1,190,251			1,173,895			1,117,118			1,182,119			1,137,040
Total assets	$33,043,655			$31,375,093			$31,419,469			$32,213,983			$31,262,412

Liabilities and Stockholders’ Equity
Transaction deposits	$2,762,965	$16,865	2.45%	$2,605,884	$14,980	2.33%	$2,213,037	$13,731	2.49%	$2,684,858	$31,845	2.39%	$2,188,282	$27,639	2.55%
Savings deposits	13,902,996	118,592	3.42%	14,148,034	118,695	3.40%	13,727,095	134,272	3.92%	14,024,838	237,287	3.41%	13,543,190	267,849	3.99%
Time deposits	3,172,354	31,570	3.99%	2,020,757	20,229	4.06%	2,361,525	26,795	4.55%	2,599,737	51,799	4.02%	2,345,543	54,246	4.66%
Total interest bearing deposits	19,838,315	167,027	3.38%	18,774,675	153,904	3.32%	18,301,657	174,798	3.83%	19,309,433	320,931	3.35%	18,077,015	349,734	3.90%
Short-term borrowings	378,022	3,552	3.77%	257,989	2,360	3.71%	306,176	3,444	4.51%	318,337	5,912	3.75%	527,608	11,690	4.47%
Long-term debt	642,689	8,974	5.60%	675,780	8,111	4.87%	649,469	7,930	4.90%	659,143	17,085	5.23%	654,927	16,003	4.93%
Total interest bearing liabilities	20,859,026	179,553	3.45%	19,708,444	164,375	3.38%	19,257,302	186,172	3.88%	20,286,913	343,928	3.42%	19,259,550	377,427	3.95%
Non-interest bearing deposits	8,058,149			7,489,751			8,191,402			7,775,520			8,034,196
Other liabilities	442,543			503,038			475,724			472,623			513,728
Stockholders’ equity	3,683,937			3,673,860			3,495,041			3,678,927			3,454,938
Total liabilities and stockholders’ equity	$33,043,655			$31,375,093			$31,419,469			$32,213,983			$31,262,412
Net interest income		$261,240			$255,632			$253,894			$516,872			$490,398
Net interest margin			3.28%			3.43%			3.35%			3.35%			3.27%
(1)    Taxable equivalent rates used where applicable.
(2)    Yields are calculated using available-for-sale debt securities at amortized cost.
(3)    Average balances include non-accrual loans.

GAAP TO NON-GAAP RECONCILIATIONS
The following items are non-GAAP financial measures: adjusted non-interest income, adjusted total revenue, adjusted non-interest expense, adjusted income tax expense, adjusted net income, adjusted net income available to common stockholders, adjusted pre-provision net revenue (“PPNR”), adjusted diluted earnings per common share, adjusted return on average assets, adjusted return on average common equity, adjusted efficiency ratio, adjusted non-interest income to average earning assets and adjusted non-interest expense to average earning assets. These are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The table below provides a reconciliation of these non-GAAP financial measures to the most comparable GAAP measures.
These non-GAAP financial measures are adjusted for certain items, listed below, that management believes are non-operating in nature and not representative of its actual operating performance. Management believes that these non-GAAP financial measures provide meaningful additional information about the Company to assist management and investors in evaluating operating results, financial strength, business performance and capital position. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. As such, these non-GAAP financial measures should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP.

Reconciliation of Non-GAAP Financial Measures
(dollars in thousands except per share data)	2nd Quarter 2026	1st Quarter 2026	4th Quarter 2025	3rd Quarter 2025	2nd Quarter 2025
Net interest income	$260,377	$254,719	$267,437	$271,771	$253,395

Non-interest income	75,118	69,266	60,046	68,583	54,069
Available-for-sale debt securities losses, net	—	—	—	—	1,886
Non-interest income, adjusted	75,118	69,266	60,046	68,583	55,955

Total revenue(1)	335,495	323,985	327,483	340,354	307,464
Total revenue, adjusted(1)	335,495	323,985	327,483	340,354	309,350

Non-interest expense	205,493	213,568	184,198	190,575	190,276
FDIC special assessment	—	—	2,242	—	—
Restructuring expenses	(564)	(1,401)	—	—	(1,401)
Debt extinguishment expense	(2,157)	—	—	—	—
Non-interest expense, adjusted	202,772	212,167	186,440	190,575	188,875

Provision for credit losses	18,000	16,000	11,000	12,000	15,000

Income tax expense	27,054	20,629	31,626	32,569	24,860
Tax effect of adjustments	659	339	(526)	—	774
Income tax expense, adjusted	27,713	20,968	31,100	32,569	25,634

Net income(2)	$84,948	$73,788	$100,659	$105,210	$77,328
Net income, adjusted(2)	$87,010	$74,850	$98,943	$105,210	$79,841

Preferred stock dividends	4,312	4,313	4,312	4,313	4,312

Net income to common stockholders(3)	$80,636	$69,475	$96,347	$100,897	$73,016
Net income to common stockholders, adjusted(3)	$82,698	$70,537	$94,631	$100,897	$75,529

PPNR(4)	$130,002	$110,417	$143,285	$149,779	$117,188
PPNR, adjusted(4)	$132,723	$111,818	$141,043	$149,779	$120,475

Weighted average common shares outstanding, diluted	44,062,419	44,601,129	45,509,370	46,233,167	46,215,394
Diluted earnings per common share	$1.83	$1.56	$2.12	$2.18	$1.58
Diluted earnings per common share, adjusted	$1.88	$1.58	$2.08	$2.18	$1.63

Average total assets	$33,043,655	$31,375,093	$32,606,318	$32,162,709	$31,419,469
Return on average assets	1.03%	0.95%	1.22%	1.30%	0.99%
Return on average assets, adjusted	1.06%	0.97%	1.20%	1.30%	1.02%

Average common equity	$3,383,937	$3,373,860	$3,419,967	$3,324,184	$3,195,041
Return on average common equity	9.56%	8.35%	11.18%	12.04%	9.17%
Return on average common equity, adjusted	9.80%	8.48%	10.98%	12.04%	9.48%

Efficiency ratio(5)	61.3%	65.9%	56.2%	56.0%	61.9%
Efficiency ratio, adjusted(5)	60.4%	65.5%	56.9%	56.0%	61.1%

Average earning assets	$31,853,404	$30,201,198	$31,413,694	$31,003,701	$30,302,351
Non-interest income to average earning assets	0.95%	0.93%	0.76%	0.88%	0.72%
Non-interest income to average earning assets, adjusted	0.95%	0.93%	0.76%	0.88%	0.74%
Non-interest expense to average earning assets	2.59%	2.87%	2.33%	2.44%	2.52%
Non-interest expense to average earning assets, adjusted	2.55%	2.85%	2.35%	2.44%	2.50%
(1)    Net interest income plus non-interest income. On an adjusted basis, net interest income plus non-interest income, adjusted.
(2)    Net interest income plus non-interest income, less non-interest expense, provision for credit losses and income tax expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted, provision for credit losses and income tax expense, adjusted.
(3)    Net income, less preferred stock dividends. On an adjusted basis, net income, adjusted, less preferred stock dividends.
(4)    Net interest income plus non-interest income, less non-interest expense. On an adjusted basis, net interest income plus non-interest income, adjusted, less non-interest expense, adjusted.
(5)    Non-interest expense divided by the sum of net interest income and non-interest income. On an adjusted basis, non-interest expense, adjusted, divided by the sum of net interest income and non-interest income, adjusted.